SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2009

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)
Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On July 31, 2009, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three and six months ended June 30, 2009.  A copy of the press release is furnished as Exhibit 99.1 and the supporting information and schedules are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Vectren Corporation is the parent company of Vectren Utility Holdings, Inc. (Utility Holdings) and Vectren Enterprises, Inc. (Enterprises).  Utility Holdings is the intermediate holding company of the Company’s three operating public utilities, and Enterprises is the holding company for the Company’s nonutility operations.

In this press release per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other are presented.  Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period.  The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups, but rather represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  These non-GAAP measures are used by management to evaluate the performance of individual businesses.  Accordingly management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and analyzing period to period changes.

This press release also contains other non-GAAP financial measures that exclude a charge related to ProLiance’s Liberty Gas Storage investment (Liberty Charge).  Management uses consolidated net income, consolidated earnings per share, and Nonutility Group net income, excluding the Liberty Charge, to evaluate its results.   Management believes analyzing underlying business trends is aided by the removal of the Liberty Charge due to the significant impact it has on comparability between the periods reported.   The economic substance to use such non-GAAP measures is that the charge in all cases substantially decreases the performance measures, and the period to period changes do not provide meaningful comparative information regarding typical operating results.

A material limitation associated with the use of these measures excluding the Liberty Charge is that these measures excluding the Liberty charge do not include all costs (i.e. the Liberty Charge) recognized in accordance with GAAP.  Management compensates for this limitation by prominently displaying a reconciliation of these non-GAAP performance measures to their closest GAAP performance measures.  This display also provides financial statement users the option of analyzing results as management does or by analyzing GAAP results.

The following table reconciles consolidated net income, consolidated basic EPS, and Nonutility Group net income to those results excluding the Liberty Charge.

	Three Months Ended June 30, 2009			Six Months Ended June 30, 2009
(In Millions, except EPS)	GAAP-Measure	Less Liberty Charge	Non-GAAP Measure	GAAP-Measure	Less Liberty Charge	Non-GAAP Measure
Consolidated
Net Income(Loss)	$(6.7)	(11.9)	$5.2	$66.1	(11.9)	$78.0
Basic EPS	$(0.08)	(0.15)	$0.07	$0.82	(0.15)	$0.97
Nonutility Group Net Income (Loss)	$(13.0)	(11.9)	$(1.1)	$3.5	(11.9)	$15.4

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.3.

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Vectren Corporation Reports 2009 Second Quarter Results
99.2	Supporting Financial Statements and Schedules
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
July 31, 2009

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 2.02:

Exhibit Number	Description

99.1	Vectren Corporation Reports 2009 Second Quarter Results
99.2	Supporting Financial Statements and Schedules
99.3	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995